UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 31, 2019 (January 31, 2019)

OCEANFIRST FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-11713	22-3412577
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

110 West Front Street, Red Bank, New Jersey 07701

(Address of principal executive offices, including zip code)

(732) 240-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 140.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

On January 31, 2019, OceanFirst Financial Corp., a Delaware corporation (“OceanFirst”), issued a press release announcing the completion of its previously announced acquisition of Capital Bank of New Jersey, a New Jersey chartered commercial bank (“Capital Bank”), pursuant to that certain Agreement and Plan of Merger, dated as of October 25, 2018 (the “Merger Agreement”), by and among OceanFirst, OceanFirst Bank, National Association, a wholly-owned subsidiary of OceanFirst (“OceanFirst Bank”), and Capital Bank. In accordance with the terms of the Merger Agreement, on January 31, 2019, Capital Bank merged with and into OceanFirst Bank (the “Merger”), with OceanFirst Bank as the surviving bank in the Merger. At the effective time of the Merger, the former Capital Bank stockholders (other than holders, if any, who have properly exercised dissenters’ rights) became entitled to receive 1.25 shares of OceanFirst common stock, together with cash in lieu of fractional shares, for each outstanding share of Capital Bank common stock.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was attached as Exhibit 2.1 to OceanFirst’s Current Report on Form 8-K filed on October 26, 2018 and is incorporated into this Item 8.01 by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of October 25, 2018, by and among OceanFirst Financial Corp., OceanFirst Bank, National Association, and Capital Bank of New Jersey (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K, filed by OceanFirst Financial Corp. on October 26, 2018) †

99.1	Press Release of OceanFirst

†

Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. OceanFirst Financial Corp. hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of October 25, 2018, by and among OceanFirst Financial Corp., OceanFirst Bank, National Association, and Capital Bank of New Jersey (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K, filed by OceanFirst Financial Corp. on October 26, 2018) †

99.1	Press Release of OceanFirst

†

Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. OceanFirst Financial Corp. hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 31, 2019

OCEANFIRST FINANCIAL CORP.

/s/ Michael J. Fitzpatrick
Name:	Michael J. Fitzpatrick
Title:	Executive Vice President & Chief Financial Officer